Filed pursuant to Rule 497(a)(1)
File No. 333-155806
Rule 482ad

NEWS RELEASE
Contacts:
Main Street Capital Corporation
Todd A. Reppert, President and CFO
treppert@mainstcapital.com
713-350-6000
Dennard Rupp Gray and Easterly, LLC
Ken Dennard | ksdennard@drg-e.com
Ben Burnham | bburnham@drg-e.com
713-529-6600

MAIN STREET CAPITAL PRICES
PUBLIC OFFERING OF COMMON STOCK
HOUSTON, TEXAS, January 13, 2010 — Main Street Capital Corporation (Nasdaq: MAIN) (“Main Street”) announced today that it has priced a public offering of 2,500,000 shares of its common stock in an underwritten public offering. Pricing was set at $14.75 per share, and net proceeds from the offering, after deducting underwriting discounts and estimated expenses payable by Main Street, are expected to be approximately $34.8 million. Main Street has also granted the underwriters an option, exercisable for 30 days, to purchase up to 375,000 additional shares of common stock to cover over-allotments, if any.
Main Street intends to use approximately $12 million of the net proceeds from this offering to repay outstanding debt borrowed under its $30 million investment credit facility to fund Main Street Capital II, LP (“MSC II”) capital commitments assumed by Main Street in its recently consummated exchange offer. Pursuant to the exchange offer, Main Street acquired approximately 88% of the total dollar value of limited partner interests in MSC II in exchange for 1,239,695 shares of Main Street common stock. Main Street intends to use the remaining net proceeds from this offering to make investments in lower middle-market companies in accordance with its investment objective and strategies, pay operating expenses and other cash obligations and for general corporate purposes. Pending such uses, Main Street may invest the net proceeds of this offering primarily in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt and high quality debt investments.

The underwriters of this offering are Morgan Keegan & Company, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Janney Montgomery Scott LLC, Ladenburg Thalmann & Co. Inc., and Madison Williams and Company LLC. The shares will be sold pursuant to an effective shelf registration statement on Form N-2 that has been filed with, and has been declared effective by, the U.S. Securities and Exchange Commission. The offering is subject to customary closing conditions and is expected to close on January 19, 2010.
Investors should carefully consider, among other things, Main Street’s investment objective and strategies and the risks related to Main Street and the offering before investing. The final prospectus supplement dated January 13, 2010, including the base prospectus dated May 1, 2009, contains risk factors and other information about Main Street. The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Morgan Keegan & Company, Inc., Attn: Equity Syndicate Department, 50 N. Front Street, 19th Floor, Memphis, Tennessee 38103.
This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.
ABOUT MAIN STREET CAPITAL CORPORATION
Main Street (www.mainstcapital.com) is a principal investment firm that provides long-term debt and equity capital to lower middle market companies. Main Street’s investments are made to support management buyouts, recapitalizations, growth financings and acquisitions of companies that operate in diverse industry sectors and generally have annual revenues ranging from $10 million to $100 million. Main Street seeks to partner with entrepreneurs, business owners and management teams and generally provides “one stop” financing alternatives to its portfolio companies.

FORWARD-LOOKING STATEMENTS
This press release may contain forward-looking statements. Words such as “expects”, “expected”, “believes”, and “future” or similar expressions are intended to identify forward-looking statements. Any such statements, other than statements of historical fact, may be affected by other unknowable future events and conditions, including elements of the future that are not under Main Street’s control, or factors that Main Street may not have considered; accordingly, such statements are not guarantees or assurances of any aspect of future performance. Actual developments and results may vary materially from these forward-looking statements. Such statements speak only as of the time when made, and Main Street undertakes no obligation to update any such statement now or in the future.
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